Exhibit 99.2
US Airways Group, Inc. Revised Proposal January 10, 2007

Certain of the statements contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as "may," "will," "expect," "intend," "indicate," "anticipate," "believe," "forecast," "estimate," "plan," "guidance," "outlook," "could," "should," "continue" and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the "Company"). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company's expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation ("America West") and the Company or potential business combination transaction involving Delta Air Lines, Inc. ("Delta") and the Company, including future financial and operating results and the combined companies' plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause the Company's actual results and financial position to differ materially from the Company's expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs; significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; the Company's high level of fixed obligations and its ability to obtain and maintain financing for operations and other purposes; the Company's ability to achieve the synergies anticipated as a result of the merger with America West and the potential business combination transaction involving Delta and to achieve those synergies in a timely manner; the Company's ability to integrate the management, operations and labor groups of the Company and America West and the Company and Delta; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the potential impact of any failure or disruption of these systems; the potential impact of future significant operating losses; changes in prevailing interest rates; the Company's ability to obtain and maintain commercially reasonable terms with vendors and service providers and its reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; the Company's ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of the Company's hub airports; weather conditions; the Company's ability to obtain and maintain any necessary financing for operations and other purposes; the Company's ability to maintain adequate liquidity; the Company's ability to maintain contracts that are critical to its operations; the Company's ability to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the Company's ability to attract and retain customers; the cyclical nature of the airline industry; the Company's ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in the Company's reports to the Securities and Exchange Commission. Pro forma financial information, forecasts, and valuation information included in the forward-looking statements herein were not prepared in accordance with published guidelines of the American Institute of Certified Public Accountants, the Securities Exchange Commission or any similar body or guidelines regarding pro forma financial information and forecasts, nor has any such information been audited, examined or otherwise reviewed by the independent auditors of the Company. You should not place undue reliance on these forward-looking statements. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2006, which is available at www.usairways.com. Forward-Looking Statements

Revised Proposal Revised proposal to Delta's unsecured creditors $5.0 billion of cash 89.5 million shares of US Airways stock Valuation Applying Delta's methodology and assumptions: $12.7 to 15.4 billion Current market value: Approximately $10.2 billion(a) Committed financing of $8.2 billion from Citigroup and Morgan Stanley, representing $5.0 billion to fund cash portion of proposal and $3.2 billion in refinancing All other allowed secured debt and administrative claims to be assumed or paid in full Revised proposal is set to expire on Thursday, February 1, 2007 unless there is affirmative creditor support for: Commencement of due diligence Filing of HSR Postponement of February 7th Disclosure Statement hearing (a) Closing price of $57.90 as of January 9, 2007.

Comparison of Original and Revised Proposals (a) Based on fully diluted US Airways shares. (b) Subject to commencement of due diligence, filing of HSR and postponement of February 7th Disclosure Statement hearing. (in millions) Original Revised Proposal Proposal Cash $4,000 $5,000 Number of Shares 78.5 89.5 Delta Creditors Pro Forma Ownership (a) 45% 49% Expiration -- 2/1/07 (b)

(a) Delta's asserted valuation analysis excludes reduction in value related to Delta management equity incentive packages. Based on Delta's Disclosure Statement. (b) Figures represent total value available to Delta's unsecured creditors. Applies same valuation methodology and assumptions as described in Delta's Disclosure Statement. Valuation Using Delta Methodology Low High US Airways' Revised Proposal (b) ($ in billions) US Airways' revised proposal provides approximately $3.4 billion of additional value above Delta's asserted standalone valuation when applying the same valuation methodology and assumptions as described in Delta's Disclosure Statement Low High Delta's Asserted Valuation (a)

US Airways' Revised Proposal is Superior to Delta's Standalone Note: Delta standalone lease-adjusted net debt based on balance sheet as of the assumed Effective Date of April 30, 2007 per Delta's Disclosure Statement. Note: Delta's 2007 and 2008 estimated EBITDAR of $2,847 million and $3,457 million, respectively, based on Delta's Disclosure Statement. (a) Excludes reduction of value due to Delta management equity incentive packages. (b) Based on 49% of New Delta equity value at each Lease-Adjusted Firm Value / EBITDAR multiple. Assumes run-rate synergies. Lease-Adjusted Firm Value / Lease-Adjusted Firm Value / Lease-Adjusted Firm Value / Lease-Adjusted Firm Value / ($ in billions) 2007 EBITDAR 2007 EBITDAR 2008 EBITDAR 2008 EBITDAR 5.0x 6.0x 4.5x 5.5x Delta's Standalone Plan (a) Implied Equity Value $5.5 $8.3 $6.8 $10.2 US Airways' Revised Proposal Cash to Unsecured Creditors $5.0 $5.0 $5.0 $5.0 Implied Equity Value to Delta Unsecured Creditors (b) 6.0 9.2 6.1 9.6 Total Value to Unsecured Creditors $11.0 $14.2 $11.1 $14.6 Premium to Delta's Standalone Plan 102% 71% 64% 43%

Additional Information Subject to future developments, US Airways Group may file with the United States Securities and Exchange Commission a registration statement to register the US Airways Group shares which would be issued in the proposed transaction and/or a proxy statement with respect to the proposed transaction. Investors and security holders are urged to read the registration statement and/or proxy statement (when and if available) and any other relevant documents filed with the Commission, as well as any amendments or supplements to those documents, because they will contain important information. Investors and security holders may obtain a free copy of the registration statement and/or proxy statement (when and if available) and other relevant documents at the Commission's Internet web site at www.sec.gov. The registration statement and/or proxy statement (when and if available) and such other documents may also be obtained free of charge from US Airways Group by directing such request to: US Airways Group, Inc., 111 West Rio Salado Parkway, Tempe, Arizona 85281, Attention: Chief Legal Officer.